October 18, 2019
TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE ANTI-BENCHMARK® US CORE EQUITY FUND
TOUCHSTONE ANTI-BENCHMARK® INTERNATIONAL CORE EQUITY FUND
Supplement to the Prospectus and the Statement of Additional Information,
each dated January 30, 2019

Notice of Change in Portfolio Management Team

Tarik Allouache replaced Feriel Ben Amor as a member of the portfolio management team of the Touchstone Anti-Benchmark® US Core Equity Fund and Touchstone Anti-Benchmark® International Core Equity Fund (each, a “Fund” and collectively, the “Funds”), which are sub-advised by TOBAM S.A.S. All references to Feriel Ben Amor in the Prospectus and Statement of Additional Information are hereby deleted. Ayaaz Allymun, Mara Maccagnan and Guillaume Toison continue to serve as portfolio managers to the Funds.

Prospectus

Accordingly, the section entitled “The Fund’s Management” in the summary section of the Prospectus for each Fund is replaced with the following:

The Fund’s Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
TOBAM S.A.S.	Tarik Allouache	Managing the Fund since 2019	Portfolio Manager
	Ayaaz Allymun	Managing the Fund since its inception in 2018	Portfolio Manager
	Mara Maccagnan	Managing the Fund since its inception in 2018	Portfolio Manager
	Guillaume Toison	Managing the Fund since its inception in 2018	Portfolio Manager

Continued next page

In the section of the Prospectus entitled “The Funds’ Management”, under the sub-heading “Sub-Advisors and Portfolio Managers”, the following information is added below Anti-Benchmark® International Core Equity Fund and Anti-Benchmark® US Core Equity Fund:

Tarik Allouache, Associate, Equity Portfolio Manager. Mr. Allouache joined TOBAM in December 2016 as Risk Manager. Mr. Allouache transitioned to the Portfolio Management team at TOBAM in January 2019. Prior to TOBAM, Mr. Allouache was a quantitative analyst at Société Générale where he was responsible for valuations and risk analysis of structured products and derivatives. He worked with the trading desk and portfolio managers to build models to optimize and manage risk of their portfolios. He holds an Engineering degree from ESILV Paris in Mathematics and Computer science and Master of Quantitative Finance from UTS Sydney.

Statement of Additional Information (“SAI”)

In the section of the SAI entitled “The Sub-Advisors and Portfolio Managers”, the following information is added to the table regarding the Funds’ portfolio managers’ other accounts managed to reflect the addition of Mr. Allouache:

Portfolio Manager(1)/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed Subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Tarik Allouache(2)
Registered Investment Companies	3	$162.6	0	$0
Other Pooled Investment Vehicles	17	$4,495.4	3	$291.3
Other Accounts	24	$3,115.4	1	$391.2
1 This portfolio manager serves as portfolio manager to both Funds.
2 As of September 30, 2019.

The following information is added to the table regarding Fund Ownership:

As of September 30, 2019, Mr. Allouache did not own shares of either Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-S2-1910